Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					Feb 28, 2009
	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	vs Feb 29, 2008

Earnings Summary
Interest Income	$815,793	$736,006	$681,692	$612,063	$662,802	$152,991	23%
Interest Expense	312,720	329,672	305,643	313,248	339,441	(26,721)	(8%)
Net Interest Income	503,073	406,334	376,049	298,815	323,361	179,712	56%
Other Income [1]	1,189,956	1,568,901	875,121	844,892	975,544	214,412	22%
Revenue Net of Interest Expense	1,693,029	1,975,235	1,251,170	1,143,707	1,298,905	394,124	30%
Provision for Loan Losses	937,813	714,176	364,838	210,969	305,632	632,181	NM
Employee Compensation and Benefits	219,488	187,306	222,426	218,290	217,370	2,118	1%
Marketing and Business Development	111,433	119,382	137,928	132,038	141,553	(30,120)	(21%)
Information Processing & Communications	74,897	81,543	76,675	79,449	78,276	(3,379)	(4%)
Professional Fees	70,123	111,645	82,775	81,392	73,672	(3,549)	(5%)
Premises and Equipment	18,072	20,676	20,274	19,803	19,641	(1,569)	(8%)
Other Expense	65,110	73,530	72,469	75,853	71,831	(6,721)	(9%)
Total Other Expense	559,123	594,082	612,547	606,825	602,343	(43,220)	(7%)
Income (Loss) Before Income Taxes [1]	196,093	666,977	273,785	325,913	390,930	(194,837)	(50%)
Tax Expense	75,699	223,336	94,885	124,370	152,101	(76,402)	(50%)
Income From Continuing Operations [1]	120,394	443,641	178,900	201,543	238,829	(118,435)	(50%)
Discontinued Operations, Net of Tax [2]	0	(11,306)	1,153	32,605	(157,615)	157,615	100%
Net Income (Loss) [1,2]	$120,394	$432,335	$180,053	$234,148	$81,214	$39,180	48%

Effective Tax Rate From Continuing Operations	38.6%	33.5%	34.7%	38.2%	38.9%

Balance Sheet Statistics [3]
Total Assets	$40,605,873	$39,892,382	$37,283,548	$34,020,245	$34,222,732	$6,383,141	19%
Total Equity	$5,998,706	$5,915,823	$6,000,393	$5,849,691	$5,654,341	$344,365	6%
Total Tangible Common Equity	$5,541,887	$5,457,083	$5,539,274	$5,538,240	$5,341,020	$200,867	4%
Tangible Common Equity/Total Owned Assets [4]	13.8%	13.8%	15.0%	16.4%	15.8%
ROE [1,2]	8%	29%	12%	16%	6%
ROE from Continuing Operations [1]	8%	30%	12%	14%	17%

Allowance for Loan Loss (period end)	$1,878,942	$1,374,585	$959,769	$846,775	$860,378	$1,018,564	118%
Change in Loan Loss Reserves	$504,357	$414,816	$112,994	$(13,603)	$100,453	$403,904	NM
Reserve Rate	6.70%	5.45%	4.41%	4.28%	4.16%	254	bps
Interest-only Strip Receivable (period end)	$198,536	$300,120	$408,649	$447,994	$468,059	$(269,523)	(58%)
Net Revaluation of Retained Interests	$(98,242)	$(116,335)	$(33,513)	$(44,473)	$74,997	$(173,239)	NM

Per Share Statistics
Basic EPS [1,2]	$0.25	$0.90	$0.38	$0.49	$0.17	$0.08	47%
Basic EPS from Continuing Operations [1]	$0.25	$0.92	$0.38	$0.42	$0.50	$(0.25)	(50%)
Diluted EPS [1,2]	$0.25	$0.89	$0.37	$0.48	$0.17	$0.08	47%
Diluted EPS from Continuing Operations [1]	$0.25	$0.92	$0.37	$0.42	$0.50	$(0.25)	(50%)
Stock Price (period end)	$5.73	$10.23	$16.45	$17.15	$15.09	$(9.36)	(62%)
Tangible Common Equity	$11.51	$11.37	$11.55	$11.55	$11.15	$0.36	3%
Book Value	$12.46	$12.32	$12.51	$12.20	$11.80	$0.66	6%
Ending Shares Outstanding (000's)	481,459	479,987	479,764	479,346	479,127	2,332	0%
Weighted Average Shares Outstanding (000's)	480,497	479,931	479,618	479,270	478,518	1,979	0%
Weighted Average Shares Outstanding (fully diluted) (000's)	485,043	484,558	484,128	483,753	481,744	3,299	1%

Loan Receivables [3]
Total Loans - Owned	$28,034,208	$25,216,611	$21,767,483	$20,502,063	$21,042,681	$6,991,527	33%
Average Total Loans - Owned	$27,733,143	$22,945,494	$21,053,804	$19,890,330	$21,523,606	$6,209,537	29%

Interest Yield	11.24%	11.36%	11.41%	10.40%	10.34%	90	bps
Net Principal Charge-off Rate	6.34%	5.25%	4.76%	4.49%	3.83%	251	bps
Delinquency Rate (over 30 days)	5.04%	4.35%	3.58%	3.54%	3.63%	141	bps
Delinquency Rate (over 90 days)	2.57%	2.06%	1.73%	1.81%	1.82%	75	bps

Transactions Processed on Networks (000's)
Discover Network	369,647	377,356	388,504	370,596	378,912	(9,265)	(2%)
PULSE Network	686,527	644,045	713,791	703,404	621,072	65,455	11%
Total	1,056,174	1,021,401	1,102,295	1,074,000	999,984	56,190	6%

Volume
PULSE Network	$27,454,173	$25,033,235	$28,364,575	$27,830,403	$24,783,895	$2,670,278	11%
Third-Party Issuers	1,362,446	1,538,013	1,711,617	1,603,006	1,545,943	(183,497)	(12%)
Diners Club International [5]	6,293,574	7,457,893	5,227,795	-	-	6,293,574	NM
Total Third-Party Payments	35,110,193	34,029,141	35,303,987	29,433,409	26,329,838	8,780,355	33%
Discover Network - Proprietary [6]	22,424,367	22,875,272	25,117,321	23,621,519	24,074,331	(1,649,964)	(7%)
Total	$57,534,560	$56,904,413	$60,421,308	$53,054,928	$50,404,169	$7,130,391	14%

[1] The quarter ended November 30, 2008 and February 28, 2009 include $863 million pre-tax (estimated $535 million after-tax) and $475 million pre-tax (estimated $297 million after-tax), respectively related to the antitrust settlement.

[2] The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations. The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

[3] Based on Continuing Operations except equity and ROE. Equity is based on company's equity.

[4] Represents common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

[5] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

[6] Gross proprietary sales volume on the Discover Network.

Discover Financial Services
Managed Basis [1]
(unaudited, dollars in thousands)
	Quarter Ended					Feb 28, 2009
	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	vs Feb 29, 2008

Earnings Summary
Interest Income	$1,603,849	$1,682,267	$1,638,250	$1,572,697	$1,652,615	$(48,766)	(3%)
Interest Expense	438,417	602,450	534,887	550,629	668,953	(230,536)	(34%)
Net Interest Income	1,165,432	1,079,817	1,103,363	1,022,068	983,662	181,770	18%
Other Income [2]	923,457	1,287,213	536,997	492,207	636,679	286,778	45%
Revenue Net of Interest Expense	2,088,889	2,367,030	1,640,360	1,514,275	1,620,341	468,548	29%
Provision for Loan Losses	1,333,673	1,105,971	754,028	581,537	627,068	706,605	113%
Employee Compensation and Benefits	219,488	187,306	222,426	218,290	217,370	2,118	1%
Marketing and Business Development	111,433	119,382	137,928	132,038	141,553	(30,120)	(21%)
Information Processing & Communications	74,897	81,543	76,675	79,449	78,276	(3,379)	(4%)
Professional Fees	70,123	111,645	82,775	81,392	73,672	(3,549)	(5%)
Premises and Equipment	18,072	20,676	20,274	19,803	19,641	(1,569)	(8%)
Other Expense	65,110	73,530	72,469	75,853	71,831	(6,721)	(9%)
Total Other Expense	559,123	594,082	612,547	606,825	602,343	(43,220)	(7%)
Income (Loss) Before Income Taxes [2]	196,093	666,977	273,785	325,913	390,930	(194,837)	(50%)
Tax Expense	75,699	223,336	94,885	124,370	152,101	(76,402)	(50%)
Income From Continuing Operations [2]	120,394	443,641	178,900	201,543	238,829	(118,435)	(50%)
Discontinued Operations, Net of Tax [2,3]	0	(11,306)	1,153	32,605	(157,615)	157,615	100%
Net Income (Loss) [2,3]	$120,394	$432,335	$180,053	$234,148	$81,214	$39,180	48%

Balance Sheet Statistics [4]
Total Assets	$63,231,013	$65,620,476	$65,632,825	$62,148,577	$61,937,501	$1,293,512	2%
Total Equity [5]	$5,998,706	$5,915,823	$6,000,393	$5,849,691	$5,654,341	$344,365	6%
Total Tangible Common Equity [5]	$5,541,887	$5,457,083	$5,539,274	$5,538,240	$5,341,020	$200,867	4%
Tangible Common Equity/Net Managed Receivables	11.3%	11.0%	11.2%	11.8%	11.5%
Tangible Common Equity/Total Managed Assets [6]	8.8%	8.4%	8.5%	9.0%	8.7%

Net Yield on Loan Receivables	9.11%	8.56%	8.95%	8.57%	8.10%	101	bps
Return on Loan Receivables [2]	0.94%	3.52%	1.45%	1.69%	1.97%	(103)	bps

Loan Receivables [4]
Total Loans - Managed	$50,888,704	$51,095,278	$50,427,305	$47,841,491	$47,500,410	$3,388,294	7%
Average Total Loans - Managed	$51,877,845	$50,707,090	$49,019,083	$47,472,077	$48,863,166	$3,014,679	6%

Managed Interest Yield	12.17%	12.65%	12.67%	12.41%	12.70%	(53)	bps
Managed Net Principal Charge-off Rate	6.48%	5.48%	5.20%	4.99%	4.33%	215	bps
Managed Delinquency Rate (over 30 days)	5.25%	4.56%	3.85%	3.81%	3.90%	135	bps
Managed Delinquency Rate (over 90 days)	2.69%	2.17%	1.88%	1.96%	1.96%	73	bps

Total Discover Card Volume	$23,964,577	$25,318,553	$28,611,680	$25,596,794	$26,207,028	$(2,242,451)	(9%)
Discover Card Sales Volume	$21,293,757	$22,025,264	$24,601,611	$22,457,651	$23,155,253	$(1,861,496)	(8%)

Segment - Income Before Income Taxes
U.S. Card	$167,167	$646,427	$245,241	$309,123	$375,403	$(208,236)	(55%)
Third-Party Payments	28,926	20,550	28,544	16,790	15,527	13,399	86%
Total	$196,093	$666,977	$273,785	$325,913	$390,930	$(194,837)	(50%)

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed Data schedule.

[2] The quarter ended November 30, 2008 and February 28, 2009 include $863 million pre-tax (estimated $535 million after-tax) and $475 million pre-tax (estimated $297 million after-tax), respectively related to the antitrust settlement.

[3] The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations. The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

[4] Based on Continuing Operations. Equity is based on company's equity.

[5] Balance on a GAAP and Managed basis is the same.

[6] Represents common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended					Feb 28, 2009
	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	vs Feb 29, 2008

Earnings Summary
Interest Income	$1,603,362	$1,680,925	$1,637,588	$1,572,164	$1,651,987	$(48,625)	(3%)
Interest Expense	438,338	602,386	534,870	550,629	668,951	(230,613)	(34%)
Net Interest Income	1,165,024	1,078,539	1,102,718	1,021,535	983,036	181,988	19%
Other Income [2]	863,223	1,234,100	482,311	455,074	602,411	260,812	43%
Revenue Net of Interest Expense	2,028,247	2,312,639	1,585,029	1,476,609	1,585,447	442,800	28%
Provision for Loan Losses	1,333,673	1,105,971	754,028	581,537	627,068	706,605	113%
Total Other Expense	527,407	560,241	585,760	585,949	582,976	(55,569)	(10%)
Income (Loss) Before Income Taxes [2]	$167,167	$646,427	$245,241	$309,123	$375,403	$(208,236)	(55%)

Net Yield on Loan Receivables	9.11%	8.55%	8.95%	8.56%	8.09%	102	bps
Pretax Return on Loan Receivables [2]	1.31%	5.13%	1.99%	2.59%	3.09%	(178)	bps

Loan Receivables
Total Loans	$50,888,704	$51,095,278	$50,427,305	$47,841,491	$47,500,410	$3,388,294	7%
Average Total Loans	$51,877,845	$50,707,090	$49,019,083	$47,472,077	$48,863,166	$3,014,679	6%

Managed Interest Yield	12.17%	12.65%	12.67%	12.41%	12.70%	(53)	bps
Managed Net Principal Charge-off Rate	6.48%	5.48%	5.20%	4.99%	4.33%	215	bps
Managed Delinquency Rate (over 30 days)	5.25%	4.56%	3.85%	3.81%	3.90%	135	bps
Managed Delinquency Rate (over 90 days)	2.69%	2.17%	1.88%	1.96%	1.96%	73	bps

Credit Card Loans
Credit Card Loans - Managed	$49,011,177	$49,692,974	$49,348,507	$47,124,842	$47,014,539	$1,996,638	4%
Average Credit Card Loans - Managed	$50,254,235	$49,420,412	$48,168,124	$46,857,480	$48,487,812	$1,766,423	4%

Managed Interest Yield	12.28%	12.72%	12.70%	12.43%	12.72%	(44)	bps
Managed Net Principal Charge-off Rate	6.61%	5.59%	5.28%	5.05%	4.37%	224	bps
Managed Delinquency Rate (over 30 days)	5.41%	4.66%	3.92%	3.85%	3.93%	148	bps
Managed Delinquency Rate (over 90 days)	2.78%	2.22%	1.92%	1.99%	1.98%	80	bps

Total Discover Card Volume	$23,964,577	$25,318,553	$28,611,680	$25,596,794	$26,207,028	$(2,242,451)	(9%)
Discover Card Sales Volume	$21,293,757	$22,025,264	$24,601,611	$22,457,651	$23,155,253	$(1,861,496)	(8%)

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed Data schedule.

[2] The quarter ended November 30, 2008 and February 28, 2009 include $863 million pre-tax (estimated $535 million after-tax) and $475 million pre-tax (estimated $297 million after-tax), respectively related to the antitrust settlement.

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended					Feb 28, 2009
	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008	vs Feb 29, 2008

Earnings Summary
Interest Income	$487	$1,342	$662	$533	$628	$(141)	(22%)
Interest Expense	79	64	17	-	2	77	100%
Net Interest Income	408	1,278	645	533	626	(218)	(35%)
Other Income	60,234	53,113	54,686	37,133	34,268	25,966	76%
Revenue Net of Interest Expense	60,642	54,391	55,331	37,666	34,894	25,748	74%
Provision for Loan Losses	-	-	-	-	-	-	0%
Total Other Expense	31,716	33,841	26,787	20,876	19,367	12,349	64%
Income (Loss) Before Income Taxes	$28,926	$20,550	$28,544	$16,790	$15,527	$13,399	86%

Volume
PULSE Network	$27,454,173	$25,033,235	$28,364,575	$27,830,403	$24,783,895	$2,670,278	11%
Third-Party Issuers	1,362,446	1,538,013	1,711,617	1,603,006	1,545,943	(183,497)	(12%)
Diners Club International [1]	6,293,574	7,457,893	5,227,795	-	-	6,293,574	NM
Total Third-Party Payments	$35,110,193	$34,029,141	$35,303,987	$29,433,409	$26,329,838	$8,780,355	33%

Transactions Processed on PULSE Network (000's)	686,527	644,045	713,791	703,404	621,072	65,455	11%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

	Quarter Ended
	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008

Interest Income
GAAP Basis	$815,793	$736,006	$681,692	$612,063	$662,802
Securitization Adjustments [1]	788,056	946,261	956,558	960,634	989,813
Managed Basis	$1,603,849	$1,682,267	$1,638,250	$1,572,697	$1,652,615

Interest Expense
GAAP Basis	$312,720	$329,672	$305,643	$313,248	$339,441
Securitization Adjustments	125,697	272,778	229,244	237,381	329,512
Managed Basis	$438,417	$602,450	$534,887	$550,629	$668,953

Net Interest Income
GAAP Basis	$503,073	$406,334	$376,049	$298,815	$323,361
Securitization Adjustments	662,359	673,483	727,314	723,253	660,301
Managed Basis	$1,165,432	$1,079,817	$1,103,363	$1,022,068	$983,662

Other Income
GAAP Basis	$1,189,956	$1,568,901	$875,121	$844,892	$975,544
Securitization Adjustments	(266,499)	(281,688)	(338,124)	(352,685)	(338,865)
Managed Basis	$923,457	$1,287,213	$536,997	$492,207	$636,679

Revenue Net of Interest Expense
GAAP Basis	$1,693,029	$1,975,235	$1,251,170	$1,143,707	$1,298,905
Securitization Adjustments	395,860	391,795	389,190	370,568	321,436
Managed Basis	$2,088,889	$2,367,030	$1,640,360	$1,514,275	$1,620,341

Provision for Loan Losses
GAAP Basis	$937,813	$714,176	$364,838	$210,969	$305,632
Securitization Adjustments	395,860	391,795	389,190	370,568	321,436
Managed Basis	$1,333,673	$1,105,971	$754,028	$581,537	$627,068

Total Assets
GAAP Basis	$40,605,873	$39,892,382	$37,283,548	$34,020,245	$34,222,732
Securitization Adjustments	22,625,140	25,728,094	28,349,277	28,128,332	27,714,769
Managed Basis	$63,231,013	$65,620,476	$65,632,825	$62,148,577	$61,937,501

Tangible Common Equity/Total Assets
GAAP Basis	13.8%	13.8%	15.0%	16.4%	15.8%
Securitization Adjustments	24.5%	21.2%	19.5%	19.7%	19.3%
Managed Basis	8.8%	8.4%	8.5%	9.0%	8.7%

Loan Receivables
Total Loans
GAAP Basis	$28,034,208	$25,216,611	$21,767,483	$20,502,063	$21,042,681
Securitization Adjustments	22,854,496	25,878,667	28,659,822	27,339,428	26,457,729
Managed Basis	$50,888,704	$51,095,278	$50,427,305	$47,841,491	$47,500,410

Average Total Loans
GAAP Basis	$27,733,143	$22,945,494	$21,053,804	$19,890,330	$21,523,606
Securitization Adjustments	24,144,702	27,761,596	27,965,279	27,581,747	27,339,560
Managed Basis	$51,877,845	$50,707,090	$49,019,083	$47,472,077	$48,863,166

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

	Quarter Ended
	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	Feb 29, 2008

Interest Yield
GAAP Basis	11.24%	11.36%	11.41%	10.40%	10.34%
Securitization Adjustments	13.24%	13.71%	13.61%	13.86%	14.56%
Managed Basis	12.17%	12.65%	12.67%	12.41%	12.70%

Net Principal Charge-off Rate
GAAP Basis	6.34%	5.25%	4.76%	4.49%	3.83%
Securitization Adjustments	6.65%	5.68%	5.54%	5.34%	4.73%
Managed Basis	6.48%	5.48%	5.20%	4.99%	4.33%

Delinquency Rate (over 30 days)
GAAP Basis	5.04%	4.35%	3.58%	3.54%	3.63%
Securitization Adjustments	5.52%	4.77%	4.06%	4.01%	4.11%
Managed Basis	5.25%	4.56%	3.85%	3.81%	3.90%

Delinquency Rate (over 90 days)
GAAP Basis	2.57%	2.06%	1.73%	1.81%	1.82%
Securitization Adjustments	2.83%	2.27%	2.00%	2.07%	2.08%
Managed Basis	2.69%	2.17%	1.88%	1.96%	1.96%

Credit Card Loans
Credit Card Loans
GAAP Basis	$26,156,681	$23,814,307	$20,688,685	$19,785,414	$20,556,810
Securitization Adjustments	22,854,496	25,878,667	28,659,822	27,339,428	26,457,729
Managed Basis	$49,011,177	$49,692,974	$49,348,507	$47,124,842	$47,014,539

Average Credit Card Loans
GAAP Basis	$26,109,533	$21,658,816	$20,202,845	$19,275,733	$21,148,252
Securitization Adjustments	24,144,702	27,761,596	27,965,279	27,581,747	27,339,560
Managed Basis	$50,254,235	$49,420,412	$48,168,124	$46,857,480	$48,487,812

Interest Yield
GAAP Basis	11.39%	11.45%	11.45%	10.40%	10.35%
Securitization Adjustments	13.24%	13.71%	13.61%	13.86%	14.56%
Managed Basis	12.28%	12.72%	12.70%	12.43%	12.72%

Net Principal Charge-off Rate
GAAP Basis	6.58%	5.47%	4.92%	4.63%	3.90%
Securitization Adjustments	6.65%	5.68%	5.54%	5.34%	4.73%
Managed Basis	6.61%	5.59%	5.28%	5.05%	4.37%

Delinquency Rate (over 30 days)
GAAP Basis	5.32%	4.55%	3.72%	3.63%	3.69%
Securitization Adjustments	5.52%	4.77%	4.06%	4.01%	4.11%
Managed Basis	5.41%	4.66%	3.92%	3.85%	3.93%

Delinquency Rate (over 90 days)
GAAP Basis	2.73%	2.16%	1.81%	1.87%	1.86%
Securitization Adjustments	2.83%	2.27%	2.00%	2.07%	2.08%
Managed Basis	2.78%	2.22%	1.92%	1.99%	1.98%

[1] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues.  Securitization income is reported in other income.